EXHIBIT 32

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon Isaac, the President and Chief Executive Officer of Live Ventures Incorporated, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Live Ventures Incorporated on Form 10-Q for the quarter ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Live Ventures Incorporated.

Dated: August 15, 2016

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

(Principal Executive Officer and Principal Financial Officer)